BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED MARCH 19, 2020 TO THE

PROSPECTUS DATED JANUARY 31, 2020, AS PREVIOUSLY SUPPLEMENTED OF:

Invesco BLDRS Emerging Markets 50 ADR Index Fund (the “Fund”)

Effective immediately, the following disclosure is added after “Cybersecurity Risk” in the section “Risks of Investing in the Funds – General Risks”:

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments and could result in increased premiums or discounts to the Fund’s NAV. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Please Retain This Supplement for Future Reference.

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